EXHIBIT 10.44

January 30, 2002

                             CONTRACT
                             --------

Furnishing of meal to be served to children participating in the Child and Adult Care Food Program upon acceptance, this document shall constitute the contract between:

               LINDLEY FOOD SERVICE CORP.
               201 WALLACE STREET
               NEW HAVEN, CT 06511
               203-777-3598

                         and

               NAUGATUCK BOARD OF EDUCATION/NAUGATUCK HEAD START
               380 CHURCH STREET
               NAUGATUCK, CT 06770
               203-729-2390

Contract Commencement Date:        February 4, 2002

Contract Expiration Date:          January 31, 2003

Prompt payment discount of 1% for Payment within 10 days of date of invoice.

UNIT PRICE PER MEAL AS FOLLOWS:

                         BREAKFAST:     $1.05
                         LUNCH:         $1.95
                         SNACK:         $0.55

Note: Sites with lunch equivalent protein for breakfast will be charged lunch price i.e. Central Ave. & Maple Hill. Cross St.
site will serve breakfast, lunch and snack.


Acceptance:



/s/ GILBERT J. ROSSOMANDO        /s/ ROBERT D. CRONIN
--------------------------       --------------------------
Gilbert J. Rossomando            Robert D. Cronin, Ph.D
President, Lindley Food Service  Superintendent of Schools
                                 Naugatuck Board of Education

2/05/2002                          1-30-02
--------------------------       --------------------------
Date                             Date

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2

SCOPE OF SERVICES:

Lindley agrees to deliver meals inclusive of milk (1/2 gallon containers), to locations prescribed by NAUGATUCK BOARD OF
EDUCATION/NAUGATUCK HEAD START.

All meals furnished will meet or exceed USDA requirements set out in schedule C attached and made a part here of.

Lindley shall furnish meals as ordered by NAUGATUCK BOARD OF EDUCATION/NAUGATUCK HEAD START during the period of February 4, 2002 through January 31, 2003. Meals shall be served five (5) days a week. The estimated numbers of serving days are two hundred fifty (250).

Contract price includes the price of food, milk, transportation, paper goods are all related costs. (i.e. condiments).

Meal orders will be daily at a time mutually agreeable to both parties. Orders will include breakdown totals for each center and each type of meal. The NAUGATUCK BOARD OF ED/NAUGATUCK HEAD START must advise Lindley Food Service of increases/decreases of required meals not later than 24 hours. [226.6(i)(9)]

MENU CYCLE:

Delivered meals shall be delivered on a daily basis in accordance with the menu cycle, which is approved by both parties. When an emergency exists which might prevent Lindley Food Service from delivering a specified meal component, we shall notify NAUGATUCK BOARD OF ED/NAUGATUCK HEAD START immediately so substitutions can be agreed upon. NAUGATUCK BOARD OF ED/NAUGATUCK HEAD START reserves the right to suggest menu changes within the food service management company's food cost periodically throughout the contract period. Menu's will follow Muriel Moore Head Start menu with minor changes to accommodate Naugatuck Head Start Program.

Lindley Food Service must provide menus to NAUGATUCK BOARD OF
ED/NAUGATUCK HEAD START on a monthly basis if no cycle menus are used; if cycle menus are used, they must be furnished monthly or as the cycle runs. [226.6(i)(4)]

NON COMPLIANCE:

NAUGATUCK BOARD OF ED/NAUGATUCK HEAD START reserve the right to inspect and determine the quality of food delivered and reject any meals, which do not comply with the requirements and specifications of the contract. Lindley will not be paid for unauthorized menu changes, meals not delivered within specified delivery times and meals rejected because they do not comply with specifications. NAUGATUCK
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3

BOARD OF EDUCATION/NAUGATUCK HEAD START shall notify Lindley Food
Service in writing as to the number of meals rejected and reason for rejection.

PACKAGING:

Paper good as needed for meals. This includes paper plates, napkins, forks, spoons, place mats.

FOOD PREPARATION:

All hot meals will be delivered above 140 degrees within 2 hours from time of heating and cooking meals.

Vans will be utilized as needed. Cold meals will be delivered below 40 degrees. Meals shall be prepared under properly controlled temperatures and assembled not more than 24 hours in advance in our N.O.W., Inc. kitchen.
A qualified food service operator will be on premise during production.
Meals will be delivered in insulated containers capable of maintaining proper temperatures.

SUPERVISION AND INSPECTION:

Lindley shall provide management supervision at all times and maintain constant quality control inspections to check for portion size, appearance, and packaging in addition to the quality of product.

RECORD KEEPING:

Daily Invoices will be printed in duplicate and serve as a delivery ticket. Authorized personnel of NAUGATUCK BOARD OF EDUCATION/NAUGATUCK HEAD START at each site are responsible to check accuracy of delivery i.e. quantity of food, proper temperature, and delivery ticket before signing.

Lindley Food Service shall maintain records supported by delivery tickets or other evidence for inspection and reference to support payments and claims. Lindley Food Service must maintain all records supported by invoices, receipts or other evidence NAUGATUCK BOARD OF ED/NAUGATUCK HEAD START may need to meet its responsibilities. [226.6(i)(2)]

The books and records of the contract pertaining to this contract shall be available for a period of 3 years from the date of submission. The books and records pertaining to Lindley Food Service and NAUGATUCK BOARD OF ED/NAUGATUCK HEAD START food service operation shall be available for inspection and/or audit by representatives of the State agency; USDA, Food and Consumer Service; the U.S. General Accounting Office; USDA, Office of the Inspector General, at any reasonable time and place. These records must be retained for a period of three years from the date

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4

of receipt of final payment under this contract, or in cases where an audit remains unsolved, until such time as the audit is resolved. [226.5(i)(5)]

METHOD OF PAYMENT:

Each site is invoiced daily. Each invoice shall give a detailed breakdown of number of meals delivered at each center. Payment will be made at the unit price specified in contract.

INSPECTION OF FACILITY:

Lindley Food Service must have State or local health certification for the facility in which the meals are prepared for NAUGATUCK BOARD OF ED/NAUGATUCK HEAD START. Lindley Food
Service must insure that health and sanitation requirements are met at all times. [226.6(i)(3)]

The City, the State Agency and USDA reserve the right to inspect
Lindley's facilities during the contract period including the right to be present during preparation and delivery of meals.

Lindley is responsible to comply with the City and State health department guidelines.

INSURANCE:

Upon acceptance of contract, Lindley Food Service will provide a Certificate of Insurance. (Comprehensive, Workers Compensation,
General Liability, Vehicle).

EMERGENCIES:

No payments will be made for meals delivered later than 45 minutes after specified mealtime.

Emergencies at the center precluding utilization of meals may cancel orders and NAUGATUCK BOARD OF ED/NAUGATUCK HEAD START will not be charged. In the event, the meals were already produced, NAUGATUCK BOARD OF ED/NAUGATUCK HEAD START will be charged accordingly.

Any emergencies will be mutually worked out between both parties.

PAYMENT TERMS:

               NET 20 DAYS
               1% DISCOUNT - NET 10 DAYS

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If the Federal Government makes funds not available for the Child and Adult Care Food Program, NAUGATUCK BOARD OF ED/NAUGATUCK HEAD
START has the right to cancel this contact.

Lindley Food Service will comply with City ordinances concerning the contract including Civil Rights and Affirmative Action
Provisions.

This Constitutes the entire agreement between both parties.

This contract can be cancelled by either party with Thirty (30) days written notice for any reason. A copy of the termination letter must be sent to the office of Child Nutrition, (the State
Agency).


/s/ Gilbert J. Rossomando        /s/ Robert D. Cronin, Ph.D
--------------------------       --------------------------
Gilbert J. Rossomando,           Robert D. Cronin, Ph.D
President, Lindley Food Service  Superintendent of Schools
                                 Naugatuck Board of Education

Feb 5/2002                       1-30-02
--------------------------       --------------------------
Date                             Date



January 30, 2002